UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – January 2, 2009

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HSBC CREDIT CARD MASTER NOTE TRUST (USA) I

(Exact name of issuing entity as specified in its charter)

Commission File Number: 333-134419-01

HSBC RECEIVABLES FUNDING INC. I

(Exact name of depositor as specified in its charter)

Commission File Number: 333-134419

DELAWARE	88-0471289
(State or other jurisdiction of Incorporation of Depositor)	(IRS Employer Identification No.)
1111 Town Center Drive Las Vegas, Nevada (Address of principal executive offices of Depositor)	89144 (Zip Code)

(702) 243-1341

(Depositor’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Solicitation material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.24d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 8.01	OTHER EVENTS.

Effective on January 1, 2009, the Depositor increased the Discount Percentage of all Principal Receivables from 3% to 6% in accordance with the terms and conditions of the Second Amended and Restated Transfer and Servicing Agreement, dated as of June 30, 2006, among the Depositor, HSBC Finance Corporation, as Servicer, and Wilmington Trust Company, not in its individual capacity but solely as owner trustee (“Owner Trustee”) of the Issuing Entity.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Depositor has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

HSBC RECEIVABLES FUNDING INC. I

as Depositor

(Registrant)

By: /s/ Cheryl F. Steffens

Name: Cheryl F. Steffens

Title: Vice President and Assistant Treasurer

Dated: January 2, 2009